281866834 v6 1. SURRENDER AGREEMENT SURRENDER AGREEMENT (the “Agreement”) made as of this ___ day of March 2023 (the “Effective Date”) by and between NOVAPARK LLC, having an office at 51 Charles Lindbergh Boulevard, Uniondale, New York (“Landlord”) and ANGION BIOMEDICA CORP., having an office at 51 Charles Lindbergh Boulevard, Uniondale, New York (“Tenant”). STATEMENT OF FACTS WHEREAS, Landlord and Tenant entered into an Agreement of Lease dated as of June 21, 2011 (as amended by (i) that certain First Amendment of Lease, dated as of June 29, 2011, and (ii) that certain Second Amendment of Lease, dated as of January 2, 2015, the “Lease”) whereby Landlord leased to Tenant and Tenant hired from Landlord, approximately 40,000 square feet of space (as more particularly described in the Lease, the “Premises”) in the building known as 51 Charles Lindbergh Boulevard, Uniondale, New York; and WHEREAS, Tenant presently owns a 10% membership interest in Landlord (“Tenant’s Membership Interest”), and Itzhak Goldberg and Rina Kurz presently owns a 90% membership interest in Landlord (each such member owning a 45% membership interest); and WHEREAS, Tenant now desires to terminate the Lease and surrender the Premises to Landlord and, subject to Tenant paying the Termination Fee (as defined below) and delivering the Membership Interest Redemption Agreement (as defined below) to Landlord executed by Tenant, Landlord is willing to terminate the Lease and accept such surrender in the manner and upon the terms and conditions hereinafter set forth. NOW, THEREFORE, in consideration of the Termination Fee, the delivery of the Membership Interest Redemption Agreement to Landlord executed by Tenant, and other good and valuable consideration, the sufficiency of which is hereby acknowledged by Landlord, the parties hereto agree as follows: 1. All capitalized terms used herein shall have the meaning ascribed to them in the Lease, unless specifically set forth herein to the contrary. 2. As of the Effective Date, Tenant has ceased occupancy of the Premises and has vacated the Premises, except for (a) the Removable Tenant Property and (b) the Remaining Property (as each such term is defined in Section 4 below). As of the date upon which the Termination Fee has been paid and the Membership Interest Redemption Agreement has been executed by Tenant and delivered to Landlord (hereinafter also referred to as the “Surrender Date”), Tenant shall be deemed to have quit and surrendered (and hereby does quit and surrender) the Premises to Landlord, and, subject to the payment of the Termination Fee and the delivery to Landlord of the Membership Interest Redemption Agreement executed by Tenant, the leasehold estate granted to Tenant under the Lease with respect to the Premises shall be wholly extinguished and shall expire on the Surrender Date DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0 9

281866834 v6 2. in the same manner and with the same effect as if that were the date set forth in the Lease for the expiration of the term thereof. 3. Within seven (7) days of the Effective Date, Tenant shall (a) pay to Landlord, by wire transfer (pursuant to wire instructions attached hereto as Exhibit A), a termination fee in the amount of Three Million Twenty-Five Thousand and 00/100 Dollars ($3,025,000.00) (hereinafter referred to as the “Termination Fee”), and (b) deliver to Landlord the instrument attached hereto as Exhibit B (the “Membership Interest Redemption Agreement”) executed by Tenant (which instrument shall be used by Landlord to effectuate the redemption of Tenant’s Membership Interest to Landlord). Accordingly, upon receipt of the Termination Fee and the delivery to Landlord of the Membership Interest Redemption Agreement executed by Tenant, Landlord hereby accepts Tenant’s surrender of the Premises in its “as is” condition and the termination of the Lease term. Landlord shall be responsible for the payment of real estate transfer taxes or commercial rent taxes, if any, that may be due in connection with the payment of the Termination Fee and the transfer to Landlord of Tenant’s Membership Interest, but each of Landlord and Tenant shall be responsible for their own income taxes, if any, by reason of the transactions contemplated hereby. 4. Landlord agrees that, in consideration of this Agreement and payment of the Termination Fee and the delivery to Landlord of the Membership Interest Redemption Agreement executed by Tenant, no other rent or charges (whether or not now accruing or in arrears) will be due from Tenant with respect to any period prior to or subsequent to the Surrender Date. 5. Notwithstanding the early termination of the Lease as of the Surrender Date, Tenant is hereby granted a license to enter the Premises until March 31, 2023 (the “Outside Removal Date”), for the purpose of removing (without Tenant having the obligation to remove): any or all of Tenant’s documents, files, notebooks, books, specimens, chemicals, computers, hard drives, IT equipment, personal property of Tenant’s employees, microscopic slides, items located in the freezers, lab supplies, biological agents, chemical and biological waste, and intellectual property of Tenant (the “Removable Tenant Property”). Tenant acknowledges and agrees that Landlord shall not be responsible for any loss of the Removable Tenant Property, whether by theft, fire or other casualty, or otherwise, prior to the Outside Removal Date, and Landlord acknowledges and agrees that Tenant shall not be responsible for any loss of any Remaining Property, whether by theft, fire or other casualty, or otherwise prior to the Outside Removal Date, and each party agrees to continue to maintain insurance that such party is required to maintain pursuant to the Lease, through the Outside Removal Date (or such earlier date that Tenant has removed all of the Removable Tenant Property that it desires to remove). All other furniture, fixtures, equipment, and property, and any of the Removable Tenant Property left in the Premises as of the Outside Removal Date (collectively, the “Remaining Property”) may remain in the Premises and shall be deemed abandoned by Tenant, without any liability or representation of Tenant with respect thereto, in which case Landlord may, subject to the terms hereof, store or dispose of the same at Landlord’s sole cost and expense, appropriate the same for itself, and/or sell the same in its discretion. The parties acknowledge and agree DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 3. that the items specifically set forth on Exhibit C shall remain in the Premises as part of the Remaining Property. Tenant agrees to deliver the keys to the Premises to Landlord on or before the Outside Removal Date. Notwithstanding anything to the contrary contained herein, Landlord shall have no right to use or sell any of Tenant’s intellectual property or other proprietary data, and none of the same shall be deemed transferred to Landlord (other than for disposal purposes), it being agreed by Landlord and Tenant, however, that if Tenant fails to remove same, Landlord shall bear no responsibility with respect to same if the same is disclosed to or retained by any party hired by Landlord to dispose of same or is retrieved from any garbage receptacle or dumpster in which any such materials are deposited). 6. Landlord represents and warrants that, of the date hereof, it is not holding any security deposit for any amount due under the Lease, and, if such representation and warranty shall not be correct, Landlord will promptly return such amount to Tenant. 7. As of the Surrender Date, Landlord and Tenant, do hereby mutually release each other, their respective successors and assigns of and from any and all claims, damages, obligations, liabilities, actions, of every kind and nature whatsoever (including, without limitation, with respect to the Lease, the Premises, the Remaining Property, any rights of Tenant as a member of Landlord and Tenant’s Membership Interest and matters relating thereto), except for any third-party claims in connection with any injury or death occurring at the Premises during the term of the Lease up to and including the Surrender Date. 8. As Tenant has ceased occupancy of the Premises and shall be deemed to have surrendered the Premises as of the Surrender Date, Tenant shall in no event (other than its access license rights until the Outside Removal Date) have any right or ability to hold over, and shall not be deemed to have held over, in possession of the Premises after the Surrender Date. 9. This Agreement represents the entire agreement between the parties with respect to the subject matter hereof and may not be changed, modified or amended unless in writing and signed by the parties to this Agreement. 10. In the event any provision of the Agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of the Agreement shall nevertheless be binding upon the parties with the same effect as though the void or unenforceable part had been severed and deleted. 11. The terms of this Agreement are for the benefit of Landlord and Tenant, and their respective legal representatives, heirs, administrators, successors, and assigns. 12. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applicable to agreements made and to be performed entirely within New York. DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 4. 13. Each party represents to the other that it has the full right and authority to bind itself without the approval of any other person or entity and that it has full power, capacity, authority and legal right to execute and deliver this Agreement, the Membership Interest Redemption Agreement and to perform all of its obligations hereunder and thereunder. 14. This Agreement shall be construed without regard to any rule of construction to the effect that an agreement shall be construed against the party who drafted such Agreement. 15. If either party brings any action or legal proceeding arising out of an alleged breach of this Agreement, then the prevailing party in any such action or proceeding shall also be entitled to recover as part of such action or proceeding or any separate action brought for that purpose, reasonable attorney's fees and costs. 16. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one document. The exchange of signature pages by Portable Document Format (PDF) transmission, or DocuSign, shall constitute effective delivery of such signature pages and may be used in lieu of the original signature pages for all purposes. [Signatures to follow on next page] DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 5. IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement as of the day and year first above written. NOVAPARK LLC By: _________________________ Name: Title: ANGION BIOMEDICA CORP. By: _________________________ Name: Title: DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0 President & CEO Dr. Jay Venkatesan

281866834 v6 6. EXHIBIT A Wire Instructions Bank Name: JPMorgan Chase Bank Address: 4 New York Plaza, 13th Floor New York, NY 10004-2413 Account Name: Sanford C. Bernstein & Co., LLC ABA Routing#: 021000021 Account#: 066-641659 To further credit the account of Bernstein Account Name: NOVAPARK LLC Bernstein Account #: 039-55105 DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 7. EXHIBIT B Form of Membership Interest Redemption Agreement MEMBERSHIP INTEREST REDEMPTION AGREEMENT This Membership Interest Redemption Agreement (the “Agreement”) is entered into effective as of March ___, 2023 (the “Effective Date”) between Angion Biomedica Corp. (the “Assignor”) and NovaPark, LLC (the “Assignee”) and consented to by Itzhak Goldberg, M.D. (the “Manager”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Second Amended and Restated Limited Liability Company Operating Agreement of NovaPark, LLC (the “Company”) dated as of May 17, 2011, as amended to date (the “Operating Agreement”). RECITALS WHEREAS, the Assignor and the Assignee are parties to a Surrender Agreement of even date herewith (the “Surrender Agreement”); and WHEREAS, the Assignor is a Member of the Company; and WHEREAS, as provided in the Surrender Agreement, the Assignor desires to assign, transfer and convey to the Assignee the Assignor’s entire interest as a Member of the Company, representing ten percent (10%) of the issued and outstanding membership interests of the Company, including, without limitation, the Assignor’s interest in the capital, profits, losses and distributions (the Assignor’s entire interest as a Member in the Company hereby referred to as the “Assigned Interest”); and WHEREAS, the Assignee wishes to accept such assignment, transfer and conveyance of the Assigned Interest; AGREEMENT NOW, THEREFORE, the parties, in consideration of these premises, for certain other good and valuable consideration, the receipt of which is hereby acknowledged, and the mutual covenants, agreements, terms and conditions contained in this Agreement and the Surrender Agreement, hereby agree as follows: 1. Assignment. Subject to the consent of the Manager to the transactions contemplated hereby and pursuant to the Operating Agreement, in consideration of the Assignee’s consent to the early termination of the lease as of the surrender date pursuant to the terms set forth in the Surrender Agreement entered into simultaneously herewith and such other good and valuable consideration as set forth therein, the Assignor hereby assigns, transfers and conveys to the Assignee, and the Assignee hereby redeems and accepts, all of the Assignor’s right, title and interest in and to the Assigned Interest, including the Assignor’s Capital Account and all of the Assignor’s rights with respect thereto, free and clear of all liens, pledges, claims, security interests, encumbrances, charges, restrictions, or limitations of any kind whether arising by agreement, operation of law or otherwise, other than any restriction on the sale, assignment, disposition or transfer of the Assigned Interest that arises out of or is based on the Operating Agreement, or DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 8. applicable securities law. The redemption and transfer of the Assigned Interests shall be effective as of the Effective Date and Assignor shall deliver such documents and instruments as Assignee may reasonably deem necessary relating to effect the redemption and transfer of the Assigned Interests as contemplated by this Agreement. 2. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee, the Manager and the Company as follows and hereby acknowledges that each of the Assignee, the Manager and the Company intend to rely upon these representations and warranties: (a) Ownership. The Assignor own all right, title, and interest in and to the Assigned Interest free and clear of any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, equity, trust, equitable interest, claim, preference, right of possession, lease, tenancy, license, encroachment, covenant, infringement, interference, order, proxy, option, right of first refusal, preemptive right, community property interest, legend, defect, impediment, exception, reservation, limitation, impairment, imperfection of title, condition or restriction of any nature (including any restriction on the transfer of any asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset). (b) No Previous Assignment. The Assignor has not previously assigned all or any portion of the Assigned Interest to any other person. 3. Miscellaneous. (a) Binding on Successors. This Agreement is binding upon and shall inure to the benefit of each of the parties to this Agreement and to all employees, agents, other representatives, officers, directors, stockholders, partners, subsidiaries, predecessors, successors, licensees, distributors, insurers and assigns of each of the parties. (b) Governing Law. This Agreement shall be deemed to have been entered into in the State of Delaware and shall be construed and enforced in accordance with the laws of the State of Delaware as applied to contracts made and to be performed entirely within Delaware. (c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of signature pages by Portable Document Format (PDF) transmission, or DocuSign, shall constitute effective delivery of such signature pages and may be used in lieu of the original signature pages for all purposes. (d) Third-Party Beneficiaries. This Agreement, including all representations, covenants, warranties, and agreements herein, shall inure to the benefit of and may be relied on by the Manager and the Company. (e) Conflicts. In the event of any inconsistency or conflict between the terms of this Agreement and those of the Surrender Agreement, the terms of the Surrender Agreement shall control as between the Assignor and the Assignee only and shall have no effect on the Company or the Manager. (f) Effective Date. As between the parties hereto and for purposes of all tax and other allocations to be made under the Operating Agreement, the Assignor's membership DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 9. interest in the Company shall be treated as having been terminated as of the Effective Date, and the parties agree to any special allocations that may be necessary to give effect to such treatment for all tax and other purposes. (g) Entire Agreement; Amendment. This Agreement represents the entire agreement between the parties with respect to the matters set forth herein and supersedes any prior understandings, agreements or representations, written or oral, relating to the subject matter hereof. This Agreement may be modified or amended only by a written instrument executed by all parties hereto. (h) Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made unenforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 10 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date. ASSIGNOR: ANGION BIOMEDICA CORP. By: _____________________________ Name: Title: ASSIGNEE: NOVAPARK, LLC By: _____________________________ Itzhak Goldberg, M.D. Manager DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0

281866834 v6 11 EXHIBIT C ITEMS TO REMAIN IN THE PREMISES 1. Fridges 2. Freezers 3. Incubators 4. HPLC 5. Imaging systems 6. Vivarium equipment 7. Furniture 8. NMR Machine DocuSign Envelope ID: 1F382BC9-3563-47E9-8978-1E42F63A4C2E39A1B29A D A-4F49-8B2A-19E60C92AEF0